FOURTH AMENDMENT TO

RETAIL FUND PARTICIPATION AGREEMENT

This Fourth Amendment to Retail Fund Participation Agreement (“Amendment”) is entered into by and among Legg Mason Investor Services, LLC, (the “Distributor”, “We” or “Us”), Hartford Life Insurance Company (the “Service Provider”, “You” or “Your”) and Hartford Securities Distribution Company, Inc. (“HSD”),  collectively  (the “Parties”),  and is effective the latter of August 1, 2012 or the date of acceptance of this Amendment by the Distributor.

WHEREAS, the Parties entered into a Retail Fund Participation Agreement dated December 16, 2002, as amended April 24, 2007, February 5, 2009 and December 4, 2009 (the  “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement;

WHEREAS, the Parties desire that Western Asset Management Company (“Western Asset”), a wholly-owned subsidiary of Legg Mason, Inc. and an affiliate of Distributor, be added as a signatory for the purposes of this Amendment only with respect to the compensation provisions relating to the Western Asset family of mutual funds;

WHEREAS, the Parties desire to amend the Agreement;

NOW, THEREFORE, in consideration of these premises and the terms and conditions set forth herein, the Parties agree as follows:

1.              Schedule B of this Amendment, attached hereto, supersedes and replaces in its entirety the Schedule B of the Agreement. Your compensation for each fund shown in this Amendment will be as shown in Schedule B.

2.              Anti-Bribery & Corruption.

The Parties represent and warrant to each other that each understands the requirements of all applicable laws, rules or regulations relating to bribery and corruption in  connection  with  this Agreement. Each party represents and warrants to the others that each will fully and faithfully  comply with such laws, rules or regulations in connection with all activities under or in any way connected with this Agreement.

3.              Blue Sky Registrations.

Distributor shall notify Service Provider of the states or other jurisdictions in which Shares are not currently available for sale to the public. Distributor shall have no obligation to register or make available Shares in any particular state or jurisdiction.  Service Provider represents and warrants that it  will not offer Shares of any Fund or Series for sale in any state or jurisdiction where such Shares may not be legally sold or where Service Provider is not qualified to act as a broker-dealer or is otherwise exempt from such qualification. Service Provider also represents and warrants that it will not offer Shares of any Fund in any foreign country unless authorized by Distributor. Under this Agreement, Service Provider trades shares in an omnibus account.

4.              Notices.

Notices required by this Agreement should be sent as follows:

You:	c/o Hartford Life Insurance Company
200 Hopmeadow Street, Simsbury, CT 06089
Attn: [Redacted], Retirement Plans BIE

Fax: 617-406-1170

Distributor:	c/o Legg Mason
100 Stamford Place, 5th Floor
Stamford, CT 06902

Attn: Business Development
Fax: 877-563-3019

5.              Effectiveness of Payment Obligations.

No compensation, fees or payment obligations contemplated by this Agreement will accrue until the date that the Agreement is executed by the Distributor.

6.              Addition to Article V. Fees and Expenses.

A new Section 5.2 shall be added to Article V of the Agreement as follows:

5.2  Service Provider shall provide Distributor with an invoice for the fees, accompanied by supporting schedules, in an electronic format that can be easily manipulated. The supporting schedules shall include CUSIPS, Fund Names and share classes. Service Provider shall provide assets, number of participant accounts, billing rate and fee calculation for each CUSIP.

5.3       12b-1 fees shall be paid to HSD and recordkeeping fees shall be paid to HLI.

7.     To the extent the Agreement contains the following language: “For any individual Fund for which both Class A and Class FI shares are available to investors under this Agreement, only Class FI shares may be offered to new Retirement Plans. Class A shares may continue to be offered to any Retirement Plan that currently purchases Class A shares of that Fund or of any predecessor Fund.”, this language is deleted in its entirety effective on or about August 1, 2012. Service Provider and HSD shall reference each Funds Prospectus for eligibility criteria.

8.              Other Terms.

Other than the foregoing, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect and are ratified and confirmed in all respects by the Parties to this Amendment.

Legg Mason Investor Services, LLC		Hartford Life Insurance Company

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	Name:	[Redacted]
Title:	Managing Director	Title:	AVP
Date:	7/24/12	Date:	7/17/12

Acknowledged and Agreed to:		Hartford Securities Distribution Company, Inc.
Western Asset Management Company

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	Name:	[Redacted]
Title:	Head of New York Operations/Client Service/Marketing	Title:	AVP
Date:	7/30/12	Date:	7/17/12

SCHEDULE B

Legg Mason Class A-Funds with annual compensation on assets comprised of 12b-l (which is currently 25bps) and recordkeeping fees of 30bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Global Equity Fund	A	CFIPX	52469H487
Legg Mason Batterymarch U.S. Large Cap Equity Fund	A	LMUPX	52469H347
Legg Mason Capital Management All Cap Fund	A	SPAAX	52469G786
Legg Mason ClearBridge Aggressive Growth Fund	A	SHRAX	52468C109
Legg Mason ClearBridge Appreciation Fund	A	SHAPX	52468E105
Legg Mason ClearBridge Equity Fund	A	LMQAX	524695202
Legg Mason ClearBridge Equity Income Builder Fund	A	SOPAX	52469H636
Legg Mason ClearBridge Fundamental All Cap Value Fund	A	SHFVX	52469C108
Legg Mason ClearBridge Large Cap Value Fund	A	SINAX	52470J100
Legg Mason ClearBridge Large Cap Growth Fund	A	SBLGX	52469H826
Legg Mason ClearBridge Mid Cap Core Fund	A	SBMAX	52469H768
Legg Mason ClearBridge Small Cap Growth Fund	A	SASMX	52470H815
Legg Mason ClearBridge Small Cap Value Fund	A	SBVAX	52469G513
Legg Mason ClearBridge Tactical Dividend Income Fund	A	CFLGX	52469H545
Legg Mason Esemplia Emerging Markets Equity Fund	A	SMKAX	52469H677
Legg Mason Global Currents International All Cap Opportunity Fund	A	SBIEX	52469X607
Legg Mason Investment Counsel Financial Services Fund	A	SBFAX	52469Rl05
Legg Mason Investment Counsel Social Awareness Fund	A	SSIAX	52469Al02
Western Asset Adjustable Rate Income Fund	A	ARMZX	52468A608
Western Asset Corporate Bond Fund	A	SIGAX	52469F317
Western Asset Emerging Markets Debt Portfolio	A	LWEAX	52469L694
Western Asset Global High Yield Bond Fund	A	SAHYX	52469F465
Western Asset High Income Fund	A	SHIAX	52469F630
Western Asset Mortgage Backed Securities Fund	A	SGVAX	52469F366
Western Asset Short-Term Bond Fund	A	SBSTX	52469E500
Western Asset Strategic Income Fund	A	SDSAX	52469F754

Legg Mason Class A-Funds with annual compensation on assets comprised of 12b-l (which is currently 25bps) and recordkeeping fees of 25bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason BW Absolute Return Opportunities Fund	A	LROAX	524686722
Legg Mason BW Diversified Large Cap Value Fund	A	LBWAX	524686789
Legg Mason BW Global Opportunities Bond Fund	A	GOBAX	524686383
Legg Mason BW International Opportunities Bond Fund	A	LWOAX	524686656
Legg Mason Target Retirement 2015 Fund	A	LMFAX	524701704
Legg Mason Target Retirement 2020 Fund	A	LMWAX	52470J845
Legg Mason Target Retirement 2025 Fund	A	LMXAX	524701779
Legg Mason Target Retirement 2030 Fund	A	LMVAX	524701712
Legg Mason Target Retirement 2035 Fund	A	LMNAX	52470J647
Legg Mason Target Retirement 2040 Fund	A	LMYAX	52470J571
Legg Mason Target Retirement 2045 Fund	A	LMKAX	52470J514
Legg Mason Target Retirement 2050 Fund	A	LMJAX	52470J449
Legg Mason Target Retirement Fund	A	LMPAX	52470J373

Legg Mason Class A-Funds with annual compensation on assets comprised of 12b-1 (which is currently 25bps) and recordkeeping fees of 15bps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Emerging Markets Trust	A	LMRAX	524686177
Legg Mason Batterymarch International Equity Trust	A	LMEAX	524686292
Legg Mason Batterymarch U.S. Small Cap Equity Portfolio	A	LMBAX	524686433
Legg Mason Capital Management Disciplined Equity Research Fund	A	LCDAX	524686854
Legg Mason Capital Management Growth Trust	A	LGGAX	524686540
Legg Mason Capital Management Opportunity Trust	A	LGOAX	52470B107
Legg Mason Capital Management Special Investment Trust	A	LMSAX	524686482
Legg Mason Capital Management Value Trust	A	LGVAX	524686623
Legg Mason ClearBridge Mid Cap Growth Fund	A	LBGAX	52467P564
Legg Mason Global Currents International Small Cap Opportunity Fund	A	LCOAX	52467P499
Legg Mason Lifestyle Allocation 30%	A	SBCPX	52467P853
Legg Mason Lifestyle Allocation 50%	A	SBBAX	52467P804
Legg Mason Lifestyle Allocation 70%	A	SCGRX	52467P812
Legg Mason Lifestyle Allocation 85%	A	SCHAX	52467P762
Legg Mason Permal Tactical Allocation Fund	A	LPTAX	52470J316
Legg Mason Strategic Real Return Fund	A	LRRAX	524686607

Legg Mason Class A- Funds with annual compensation on assets comprised of 12b-1 (which is currently 20bps).

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch S&P 500 Index Fund	A	SBSPX	52469H727

Legg Mason Class FI - Funds with annual compensation on assets comprised of 12b-1 (which is currently 25bps) and recordkeeping fees of 25bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch U.S. Large Cap Equity Fund	FI	LMUSX	52469H321
Legg Mason ClearBridge Aggressive Growth Fund	FI	LMPFX	52468C604
Legg Mason ClearBridge Appreciation Fund	FI	LMPIX	52468E600
Legg Mason ClearBridge Equity Income Builder Fund	FI	LBRIX	52469H123
Legg Mason ClearBridge Large Cap Growth Fund	FI	LMPGX	52469H685
Legg Mason ClearBridge Small Cap Growth Fund	FI	LMPSX	52470H682
Legg Mason Target Retirement 2015 Fund	FI	LMMFX	52470J886
Legg Mason Target Retirement 2020 Fund	FI	LMWFX	52470J829
Legg Mason Target Retirement 2025 Fund	FI	LMXFX	52470J753
Legg Mason Target Retirement 2030 Fund	FI	LMQFX	52470J688
Legg Mason Target Retirement 2035 Fund	FI	LMEFX	52470J621
Legg Mason Target Retirement 2040 Fund	FI	LMYFX	52470J555
Legg Mason Target Retirement 2045 Fund	FI	LMKFX	52470J480
Legg Mason Target Retirement 2050 Fund	FI	LMJFX	52470J423
Legg Mason Target Retirement Fund	FI	LMRPX	52470J357

Legg Mason Class FI- Funds with annual compensation on assets comprised of 12b-l (which is currently 25bps) and recordkeeping fees of 20bps.

Fund Name	Class	Ticker	CUSIP
Note 3Legg Mason ClearBridge Mid Cap Growth Fund	FI	TBD	52467P549
Legg Mason Permal Tactical Allocation Fund	FI	LPTFX	52470J282
Western Asset Emerging Markets Debt Portfolio	FI	LMWDX	52469L579
Note 3 Western Asset Short Term Yield Fund	FI	TBD	52468A871

Legg Mason Class FI - Funds with annual compensation on assets comprised of 12b-1 (which is currently 25bps) and recordkeeping fees of 15bps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Emerging Markets Trust	FI	LGFMX	524686219
Legg Mason Batterymarch International Equity Trust	FI	LGFEX	524686268
Legg Mason Batterymarch U.S. Small Cap Equity Portfolio	FI	LGSCX	524686342
Legg Mason BW Absolute Return Opportunities Fund	FI	LBAFX	524686698
Note3 Legg Mason BW Diversified Large Cap Value Fund	FI	TBD	524686763
Legg Mason BW Global Opportunities Bond Fund	FI	GOBFX	524686326
Legg Mason BW International Opportunities Bond Fund	FI	LWOFX	524686300
Note 3Legg Mason Capital Management Disciplined Equity Research Fund	FI	TBD	524686839
Legg Mason Capital Management Growth Trust	FI	LMGFX	524686516
Legg Mason Capital Management Opportunity Trust	FI	LMOFX	52470B404
Legg Mason Capital Management Special Investment Trust	FI	LGASX	524686458
Legg Mason Capital Management Value Trust	FI	LMVFX	524686565
Note 3Legg Mason Strategic Real Return Fund	FI	TBD	524686805

Legg Mason Class I - Funds with annual compensation on assets comprised of recordkeeping fees of 15bps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Emerging Markets Trust	I	LGEMX	524686227
Legg Mason Batterymarch Global Equity Fund	I	SMYIX	52469H453
Legg Mason Batterymarch International Equity Trust	I	LGIEX	524686276
Legg Mason Batterymarch U.S. Large Cap Equity Fund	I	LMTIX	52469H297
Legg Mason Batterymarch U.S. Small Cap Equity Portfolio	I	LMSIX	524686359
Legg Mason BW Absolute Return Opportunities Fund	I	LROIX	524686672
Legg Mason BW Diversified Large Cap Value Fund	I	LBWIX	524686755
Legg Mason BW Global Opportunities Bond Fund	I	GOBIX	524686334
Legg Mason BW International Opportunities Bond Fund	I	LWOIX	524686409
Legg Mason Capital Management All Cap Fund	I	LACIX	52469G752
Legg Mason Capital Management Disciplined Equity Research Fund	I	LGMIX	524686821
Legg Mason Capital Management Growth Trust	I	LMGNX	524686524
Legg Mason Capital Management Opportunity Trust	I	LMNOX	52470B305
Legg Mason Capital Management Special Investment Trust	I	LMNSX	524686466
Legg Mason Capital Management Value Trust	I	LMNVX	524686573
Legg Mason ClearBridge Aggressive Growth Fund	I	SAGYX	52468C406
Legg Mason ClearBridge Appreciation Fund	I	SAPYX	52468E402
Legg Mason ClearBridge Equity Fund	I	LMQIX	524695509
Legg Mason ClearBridge Equity Income Builder Fund	I	SOPYX	52469H594
Legg Mason ClearBridge Fundamental All Cap Value Fund	I	SFVYX	52469C405

Legg Mason ClearBridge Large Cap Value Fund	I	SAIFX	52470J407
Legg Mason ClearBridge Large Cap Growth Fund	I	SBLYX	52469H784
Legg Mason ClearBridge Mid Cap Core Fund	I	SMBYX	52469H735
Legg Mason ClearBridge Mid Cap Growth Fund	I	LBGIX	52467P531
Legg Mason ClearBridge Small Cap Growth Fund	I	SBPYX	52470H765
Legg Mason ClearBridge Small Cap Value Fund	I	SMCYX	52469G471
Legg Mason ClearBridge Tactical Dividend Income Fund	I	LADIX	52469H511
Legg Mason Esemplia Emerging Markets Equity Fund	I	SBEYX	52469H644
Legg Mason Global Currents International All Cap Opportunity Fund	I	SBIYX	52469X888
Legg Mason Global Currents International Small Cap Opportunity Fund	I	LCOIX	52467P515
Legg Mason Investment Counsel Financial Services Fund	I	LMRIX	52469R402
Legg Mason Investment Counsel Social Awareness Fund	I	LMRNX	52469A409
Legg Mason Lifestyle Allocation 30%	I	LMGIX	52467P820
Legg Mason Lifestyle Allocation 50%	I	LMEIX	52467P861
Legg Mason Lifestyle Allocation 70%	I	LLAIX	52467P770
Legg Mason Lifestyle Allocation 85%	I	LANIX	52467P739
Legg Mason Permal Tactical Allocation Fund	I	LPTIX	52470J274
Legg Mason Strategic Real Return Fund	I	LRRIX	524686888
Legg Mason Target Retirement 2015 Fund	I	LMFIX	52470J860
Legg Mason Target Retirement 2020 Fund	I	LMWIX	52470J795
Legg Mason Target Retirement 2025 Fund	I	LMXIX	52470J738
Legg Mason Target Retirement 2030 Fund	I	LMVIX	52470J662
Legg Mason Target Retirement 2035 Fund	I	LMNIX	52470J597
Legg Mason Target Retirement 2040 Fund	I	LMNRX	52470J530
Legg Mason Target Retirement 2045 Fund	I	LMKIX	52470J464
Legg Mason Target Retirement 2050 Fund	I	LMJIX	52470J399
Legg Mason Target Retirement Fund	I	LMIMX	52470J332
Western Asset Adjustable Rate Income Fund	I	SBAYX	52468A889
Western Asset Corporate Bond Fund	I	SIGYX	52469F275
Western Asset Emerging Markets Debt Portfolio	I	SEMDX	52469F481
Western Asset Global High Yield Bond Fund	I	SHYOX	52469F432
Note1 Western Asset High Income Fund	I	SHIYX	52469F598
Western Asset Mortgage Backed Securities Fund	I	SGSYX	52469F333
Western Asset Short Term Bond Fund	I	SBSYX	52469E807
Note 3 Western Asset Short Term Yield Fund	I	WTYIX	52468A863
Western Asset Strategic Income Fund	I	SDSYX	52469F721

Legg Mason Class R- Funds with annual compensation on assets comprised of 12b-1 (which is currently 50bps) and  recordkeeping fees of 30bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Clearbridge Aggressive Growth Fund	R	LMPRX	52468C505
Legg Mason Clearbridge Appreciation Fund	R	LMPPX	52468E501
Legg Mason Clearbridge Equity Income Builder Fund	R	LMMRX	52469H271
Legg Mason Clearbridge Large Cap Growth Fund	R	LMPLX	52469H693
Legg Mason Clearbridge Mid Cap Core Fund	R	LMREX	52469H172
Note3 Legg Mason Clearbridge Mid Cap Growth Fund	R	TBD	52467P523
Legg Mason Clearbridge Small Cap Growth Fund	R	LMPOX	52470H690

Legg Mason Class R- Funds with annual compensation on assets comprised of 12b-1 (which is currently 50bps) and recordkeeping fees of 25bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch U.S. Large Cap Equity Fund	R	LMUOX	52469H313
Legg Mason BW Absolute Return Opportunities Fund	R	LBAFX	524686680
Note 3 Legg Mason BW Diversified Large Cap Value Fund	R	TBD	524686748
Legg Mason BW Global Opportunities Bond Fund	R	LBORX	524686367
Legg Mason BW International Opportunities Bond Fund	R	LWORX	524686631
Legg Mason Target Retirement 2015 Fund	R	LMFRX	52470J878
Legg Mason Target Retirement 2020 Fund	R	LMWRX	52470J811
Legg Mason Target Retirement 2025 Fund	R	LMXRX	52470J746
Legg Mason Target Retirement 2030 Fund	R	LMQRX	52470J670
Legg Mason Target Retirement 2035 Fund	R	LMRRX	52470J613
Legg Mason Target Retirement 2040 Fund	R	LMYRX	52470J548
Legg Mason Target Retirement 2045 Fund	R	LMKRX	52470J472
Legg Mason Target Retirement 2050 Fund	R	LMJRX	52470J415
Legg Mason Target Retirement Fund	R	LMERX	52470J340

Legg Mason Class R- Funds with annual compensation on assets comprised of 12b-1 (which is currently 50bps) and recordkeeping fees of 20bps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Emerging Markets Trust	R	LBERX	524686185
Legg Mason Batterymarch International Equity Trust	R	LMIRX	524686250
Note 3Legg Mason Batterymarch U.S. Small Cap Equity Portfolio	R	LMBRX	524686417
Note 3Legg Mason Capital Management Disciplined Equity Research Fund	R	TBD	524686813
Legg Mason Capital Management Growth Trust	R	LMGRX	524686490
Legg Mason Capital Management Opportunity Trust	R	LMORX	52470B503
Legg Mason Capital Management Special Investment Trust	R	LMARX	524686441
Legg Mason Capital Management Value Trust	R	LMVRX	524686557
Note 3Legg Mason Strategic Real Return Fund	R	TBD	524686862

Legg Mason Class O - Funds with no annual compensation on assets.

Fund Name	Class	Ticker	CUSIP
Legg Mason ClearBridge Equity Fund	0	SABRX	524695103

Western Asset Class A- Funds with annual compensation on assets comprised of 12b-1 (which is currently 25bps) and recordkeeping fees of 25bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Western Asset Core Bond Fund	A	WABAX	957663495
Western Asset Core Plus Bond Fund	A	WAPAX	957663461
Western Asset Global Multi-Sector Fund	A	WALAX	957663438
Western Asset High Yield Fund	A	WAYAX	957663396
Western Asset Inflation Indexed Plus Bond Fund	A	WAFAX	957663362
Western Asset Intermediate Bond Fund	A	WATAX	957663339
Western Asset Non-U.S. Opportunity Bond Fund	A	WAOAX	957663263
Western Asset Total Return Unconstrained Fund	A	WAUAX	957663230

Western Asset Class FI- Funds with annual compensation on assets comprised of 12b-l (which is currently 25bps) and record keeping fees of 5bps.

Fund Name	Class	Ticker	CUSIP
Western Asset Total Return Unconstrained Fund	FI	WARIX	957663693
Western Asset Core Bond Fund	FI	WAPIX	957663404
Western Asset Core Plus Bond Fund	FI	WACIX	957663602
Note 3 Western Asset Enhanced Equity Fund	FI	TBD	957663784
Note 3 Western Asset Global Multi-Sector Fund	FI	WGMFX	957663727
Note 3 Western Asset High Yield Fund	FI	TBD	957663834
Western Asset Inflation Indexed Plus Bond Fund	FI	WATPX	957663875
Note 3 Western Asset Intermediate Bond Fund	FI	WAIFX	957663800
Note 3 Western Asset Limited Duration Bond Fund	FI	TBD	957663206
Note 3 Western Asset Money Market Fund	FI	TBD	957663768
Note 3Western Asset Non - US Opportunity Bond Fund	FI	TBD	957663859
Note 3 Western Asset US Govt Money Market Fund	FI	TBD	957663743

Western Asset Class I - Funds with annual compensation on assets comprised of recordkeeping fees of 15bps.

Fund Name	Class	Ticker	CUSIP
Western Asset Total Return Unconstrained Fund	I	WAARX	957663719
Western Asset Core Bond Fund	I	WATFX	957663305
Western Asset Core Plus Bond Fund	I	WACPX	957663503
Note 3 Western Asset Enhanced Equity Fund	I	TBD	957663792
Note 3 Western Asset Global Multi-Sector Fund	I	WGMIX	957663735
Western Asset High Yield Fund	I	WAHYX	957663842
Western Asset Inflation Indexed Plus Bond Fund	I	WAIIX	957663883
Western Asset Intermediate Bond Fund	I	WATIX	957663701
Note 3 Western Asset Money Market Fund	I	TBD	957663776
Note 3 Western Asset US Govt Money Market Fund	I	TBD	957663750
Western Asset Non - US Opportunity Bond Fund	I	WAFIX	957663867

Western Asset Class R - Funds with annual compensation on assets comprised of 12b-l (which is currently 50bps) and recordkeeping fees of 25bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Western Asset Core Bond Fund	R	WABRX	957663479
Western Asset Core Plus Bond Fund	R	WAPRX	957663446
Western Asset Global Multi-Sector Fund	R	WALRX	957663412
Western Asset High Yield Fund	R	WAYRX	957663370
Western Asset Inflation Indexed Plus Bond Fund	R	WAFRX	957663347
Western Asset Intermediate Bond Fund	R	WATRX	957663313
Western Asset Total Return Unconstrained Fund	R	WAORX	957663248

Note 1: Available to existing investors only.

Note 2: Not exchangeable. Only existing investors can continue to invest

Note 3: Currently unavailable for purchase. Please contact the distributor in advance to express sales interest or for more information, including when the share class/fund may be made available. The distributor will consider whether or not to make the requested share class/fund available for sale and may decline to do so in its sole discretion.

Payment methods listed below:
12b-1 Fees
Recordkeeping Fees
FOR HLIC:	Tax ID: [Redacted]	FOR HSD:	Tax ID: [Redacted]

ACH instructions:		ACH instructions:
Bank of America		Bank of America
Acct Name: Hartford Life Insurance		Acct Name: Hartford Securities Distribution Company
Company ABA # [Redacted]		ABA # [Redacted]
Acct# [Redacted]		Acct # [Redacted]

Wiring Instructions:		Wiring Instructions:
Bank of America		Bank of America
Acct Name: Hartford Life Insurance		Acct Name: Hartford Securities Distribution Company
Company ABA# [Redacted]		ABA# [Redacted]
Acct# [Redacted]		Acct# [Redacted]

Please make checks payable to:		Please make checks payable to:
Hartford Life Insurance Company		Hartford Securities Distribution Company
Attn: Finance, A3E/1		Attn: Finance, A3E/1
P.O. Box 2999		P.O. Box 2999
Hartford, CT 06104-2999		Hartford, CT 06104-2999

Wire, ACH and payment address are subject to change without necessitating an amendment and any such change will be communicated to Fund Distributor or Shareholder Services Agent by the Company.

FIFTH AMENDMENT TO

RETAIL FUND PARTICIPATION AGREEMENT

This Fifth Amendment to Retail Fund Participation  Agreement (“Amendment”) is entered into by and among Legg Mason Investor Services, LLC (the “Distributor”), Hartford Life Insurance Company (the “Service Provider”) acting through its Administrator and attorney-in-fact, Massachusetts Mutual Life Insurance Company (“MassMutual”) and Hartford Securities Distribution Company, Inc. (“HSD”), collectively (the “Parties”).

WHEREAS, the Parties entered into a Retail Fund Participation Agreement dated December 16, 2002, as amended April 24, 2007, February 5, 2009, December 4, 2009 and August 1, 2012 (the “Agreement’’). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement;

WHEREAS, the Parties desire to amend the Agreement;

NOW, THEREFORE, in consideration of these premises and the terms and conditions set forth herein, the Parties agree as follows:

l.           Schedule  B of this Amendment, attached hereto, supersedes and replaces in its entirety the Schedule B of the Agreement.  Service Provider’s compensation will be as shown in Schedule B.

2.                                 Notices. Notices required by this Agreement should be sent as follows:

Service Provider:	Hartford Life Insurance Company
c/o Massachusetts Mutual Life Insurance Company
1295 State Street, MIP M200-INVST
Springfield, MA 01111
Attention: RS Fund Operations
Telephone: (860) 562-2470
Facsimile: (860) S62-2283
cc: Law Department
Attention:
Telephone: [Redacted]
Facsimile:

Distributor:	c/o Legg Mason
100 First Stamford Place, 5th Floor
Stamford, CT 06902

Attn: Business Implementation
Fax: 877-563-3019

3.         Effectiveness of Payment Obligations, No compensation, fees or payment obligations contemplated by this Amendment will accrue until the date that the Amendment is executed by  the Distributor.

1

For  the  purpose of  referring to this Amendment, the date of this Amendment shall be the date of acceptance by Legg Mason Investor Services, LLC.

Hartford Life Insurance Company,
By Massachusetts Mutual Life Insurance		Hartford Securities Distribution Company, Inc.
Company, Its Administrator

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	Name:	[Redacted]
Title:	Senior Vice President	Title:	CCO
Date:	5/3/16	Date:	5/4/16

Legg Mason Investor Services, LLC

By:	[Redacted]
Name:	[Redacted]
Title:	Director
Date:	4/28/16

Western Asset Management Company

(solely as a limited party for the purpose of approving

Those fee payment obligations allocated to Distributor

On behalf of the Western Asset family of funds)

By:	[Redacted]
Name:	[Redacted]
Title:	Head of New York Operations/Client Service/Marketing
Date:

2

SCHEDULE B

All Funds shall pay 12b-1 fees in the amount as stated in each Fund’s then current prospectus.

Class A	Recordkeeping Fees Per Annum
Legg Mason Series of Funds:

ClearBridge Aggressive Growth Fund
ClearBridge All Cap Value Fund
ClearBridge Appreciation Fund

ClearBridge Dividend Strategy Fund
ClcarBridge International Small Cap Fund
ClearBridge International Value Fund
ClearBridge Large Cap Growth Fund
ClearBridge Large Cap Value Fund
ClearBridge Mid Cap Fund

ClearBridge Small Cap Growth Fund
ClearBridge Small Cap Value Fund
ClcarBridge Tactical Dividend Income Fund

QS Global Equity Fund

QS U.S. Large Cap Equity Fund

Western Asset Adjustable Rate  Income Fund
Western Asset Corporate Bond Fund

Western Asset Emerging Markets Debt Fund

Western Asset Global High Yield Bond Fund

Western Asset Global Strategic Income Fund

Western Asset Mortgage Backed Securities Fund
Western Asset Short Duration High Income Fund

Western Asset Short-Term Bond Fund

30bps

Legg Mason BW Absolute Return Opportunities Fund Legg Mason BW Diversified Large Cap Value Fund Legg Mason BW Global Opportunities Bond Fund Leu Mason BW International Opportunities Bond Fund	25bps

ClearBridge International Growth Fund
ClearBridge Mid Cap Growth Fund
ClearBridge Small Cap Fund
ClearBridge Value Trust

Legg Mason Opportunity Trust
Permal Alternative Core Fund
QS Conservative Growth Fund
QS Defensive Growth Fund

QS Emerging Markets Fund

QS Growth Fund

QS International Equity Fund

QS Moderate Growth Fund

QS Strategic Real Return Fund

QS U.S. Small Capitalization Equity Fund

15bps
QS S&P 500 Index Fund	0bps
Western Asset Series of Funds:
Western Asset Core Bond Fund	25bps

3

Western Asset Core Plus Bond Fund

Western Asset Global Government Bond Fund
Western Asset High Yield Fund

Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund

Western Asset Total Return Unconstrained Fund

Class FI	Recordkeeping Fees Per Annum
Legg Mason Series of Funds:
ClearBridge Aggressive Growth Fund ClearBridge Appreciation Fund ClearBridge Dividend Strategy Fund ClearBridge Large Cap Growth Fund ClearBridge Small Cap Growth Fund QS U.S. Large Cap Equity Fund	25bps
ClearBridge Mid Cap Growth Fund Permal Alternative Core Fund Western Asset Emerging Markets Debt Fund Western Asset Short Term Yield Fund	20bps

ClearBridge International Growth Fund

ClearBridge Small Cap Fund
ClearBridge Value Trust

Legg Mason BW Absolute Return Opportunities Fund
Legg Mason BW Diversified Large Cap Value Fund
Legg Mason BW Global Opportunities Bond Fund

Legg Mason  BW  International Opportunities Bond Fund
Legg Mason Opportunity Trust

QS Emerging Markets Fund

QS International Equity Fund

QS Strategic Real Return Fund

QS U.S. Small Capitalization Equity Fund

15bps
Western Asset Series of Fund:

Western Asset Core Bond Fund
Western Asset Core Plus Bond Fund
Western Asset Enhanced Equity Fund

Western Asset Global Government Bond Fund
Western Asset High Yield  Fund

Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund
Western Asset Money Market Fund

Western Asset Total Return Unconstrained Fund

Western Asset US Govt Money Market Fund

5bps

Class I	Recordkeeping Fees Per Annum
Legg Mason Series of Funds:
ClearBridge Aggressive Growth Fund ClearBridge All Cap Value Fund ClearBridge Appreciation Fund ClearBridge Dividend Strategy Fund	15bps

4

ClearBridge International Growth Fund
ClearBridge International Small Cap Fund
ClearBridge International Value Fund
ClearBridge Large Cap Growth Fund
ClearBridge Large Cap Value Fund
ClearBridge Mid Cap Fund

ClearBridge  Mid Cap Growth Fund
ClearBridge Small Cap Fund

ClearBridge Small  Cap Growth Fund
ClearBridge  Small  Cap Value Fund

ClearBridge Tactical Dividend Income Fund
ClearBridge Value Trust

Legg Mason BW Absolute Return Opportunities Fund

Legg Mason  BW  Diversified Large  Cap Value Fund

Legg Mason  BW  Global  Opportunities Bond  Fund

Legg Mason  BW  International Opportunities Bond Fund

Legg Mason Opportunity Trust

Permal Alternative Core Fund
QS Conservative Growth Fund
QS Defensive Growth Fund
QS Emerging Markets Fund
QS Global Equity Fund

QS Growth Fund

QS International Equity Fund

QS Moderate Growth Fund

QS Strategic Real Return Fund

QS U.S. Large Cap Equity Fund

QS U.S. Small Capitalization Equity Fund
Western Asset Adjustable Rate Income Fund
Western Asset Corporate Bond Fund

Western Asset Emerging Markets Debt Fund
Western Asset Global High Yield Bond Fund
Western Asset Global Strategic Income Fund

Western Asset Mortgage Backed Securities Fund
Western Asset Short Duration High Income Fund
Western Asset Short-Term Bond Fund

Western Asset Short Term Yield Fund

Western Asset Series of Funds:

Western Asset Core Bond Fund
Western Asset Core Plus Bond Fund
Western Asset Enhanced Equity Fund

Western Asset Global Government Bond Fund

Western Asset High Yield Fund

Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund
Western Asset Money Market Fund

Western  Asset Total Return Unconstrained Fund

Western Asset US Govt Money Market Fund

15bps

5

Class O	Recordkeeping Fees Per Annum
Legg Mason Series of Funds:
ClearBridge Large Cap Growth Fund	0bps

Class R	Recordkeeping Fees Per Annum
Legg Mason Series of Funds:

ClearBridge Aggressive Growth Fund
ClearBridge Appreciation Fund
ClearBridge Dividend Strategy Fund
ClearBridge Large Cap Growth  Fund
ClearBridge Mid Cap Fund
ClearBridge Mid Cap Growth Fund

ClearBridge Small Cap Growth Fund

30bps

Legg Mason BW Absolute Return Opportunities Fund
Legg  Mason  BW Diversified Large Cap Value Fund
Legg  Mason  BW Global Opportunities Bond Fund

Legg  Mason  BW International Opportunities Bond Fund

QS U.S. Large Cap Equity Fund

25bps

ClearBridge International Growth Fund

ClearBridge Small Cap Fund

ClearBridge Value Trust

Legg Mason Opportunity Trust
QS Emerging Markets Fund

QS International Equity Fund

QS Strategic Real Return Fund

OS U.S. Small Capitalization Equity Fund

20bps
Western Asset Series of Funds:

Western Asset Core Bond Fund
Western Asset Core Plus Bond Fund

Western  Asset Global Government Bond Fund
Western Asset High Yield Fund

Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund

25bps

6

SIXTH AMENDMENT TO

RETAIL FUND PARTICIPATlON AGREEMENT

This Sixth Amendment to Retail Fund Participation Agreement (“Amendment”) is entered into by and among Legg Mason Investor Services, LLC (the “Distributor’’), Hartford Life Insurance Company (the “Service Provider”) acting through its Administrator and attorney-in-fact, Massachusetts Mutual Life Insurance Company (“MassMutual”) and Hartford Securities Distribution Company, Inc. (“HSD”), collectively (the “Parties”).

WHEREAS, the Parties entered into a Retail Fund Participation Agreement dated December 16, 2002, as amended April 24, 2007, February 5, 2009, December 4, 2009, August 1, 2012, and April 28, 2016 (the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement;

WHEREAS, the Parties desire to amend the Agreement;

NOW, THEREFORE, in consideration of these premises and the terms and conditions set forth herein, the Parties agree as follows:

1.       Schedule B of this Amendment, attached hereto, supersedes and replaces in its entirety the Schedule B of the Agreement. Service Provider’s compensation will be as shown in Schedule B.

2.     Effectiveness of Payment Obligations. No compensation, fees or payment obligations contemplated by this Amendment will accrue until the date that the Amendment is executed by the Distributor.

For the purpose of referring to this Amendment, the date of this Amendment shall be the date of acceptance by Legg Mason Investor Services, LLC.

Hartford Life Insurance Company,
By Massachusetts Mutual Life Insurance		Hartford Securities Distribution Company,
Company, Its Administrator		Inc.

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	Names:	[Redacted]
Title:	Senior Vice President	Title:	CCO
Date:	8/11/16	Date:	8/16/16

Legg Mason Investor Services, LLC		Western Asset Management Company
(solely as a limited party for the purpose of approving
those fee payment obligations allocated to Distributor
on behalf of the Western Asset family of funds)

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	Name:	[Redacted]
Title:	Managing Director	Title:	Head of New York Operations/Client
Service/Marketing
Date:	8/26/16	Date:	8/29/16

SCHEDULE B

All Funds shall pay 12b-1 fees in the amount as stated in each Fund’s then current prospectus.

Class A	Recordkeeping Fees Per Annum
Legg Mason Series of Funds:

ClearBridge Aggressive Growth Fund
ClearBridge All Cap Value Fund
ClearBridge Appreciation Fund
ClearBridge Dividend Strategy Fund
ClearBridge International Small Cap Fund
ClearBridge International Value Fund
ClearBridge Large Cap Growth Fund
ClearBridge Large Cap Value Fund
ClearBridge Mid Cap Fund
ClearBridge Small Cap Growth Fund
ClearBridge Small Cap Value Fund
ClearBridge Tactical Dividend Income Fund
QS Global Equity Fund
QS U.S. Large Cap Equity Fund
Western Asset Adjustable Rate Income Fund
Western Asset Corporate Bond Fund
Western Asset Emerging Markets Debt Fund
Western Asset Global High Yield Bond Fund
Western Asset Global Strategic Income Fund
Western Asset Mortgage Backed Securities Fund
Western Asset Short Duration High Income Fund
Western Asset Short-Term Bond Fund

30bps

Legg Mason BW Absolute Return Opportunities Fund
Legg Mason BW Diversified Large Cap Value Fund
Legg Mason BW Global Opportunities Bond Fund
Legg Mason BW International Opportunities Bond Fund
QS Conservative Growth Fund
QS International Equity Fund

25bps

ClearBridge International Growth Fund
ClearBridge Mid Cap Growth Fund
ClearBridge Small Cap Fund ClearBridge Value Trust
Legg Mason Opportunity Trust Permal Alternative Core Fund
QS Defensive Growth Fund
QS Emerging Markets Fund
QS Growth Fund
QS Moderate Growth Fund
QS Strategic Real Return Fund
QS U.S. Small Capitalization Equity Fund

15bps
QS S&P 500 Index Fund	0bps
Western Asset Series of Funds:
Western Asset Core Bond Fund	25bps

2

Western Asset Core Plus Bond Fund Western Asset High Yield Fund Western Asset Inflation Indexed Plus Bond Fund Western Asset Intermediate Bond fund Western Asset Total Return Unconstrained Fund

Class FI	Recordkeeping Fees Per Annum
Legg Mason Series of Funds:
ClearBridge Aggressive Growth Fund ClearBridge Appreciation Fund ClearBridge Dividend Strategy Fund ClearBridge Large Cap Growth Fund ClearBridge Small Cap Growth Fund QS U.S. Large Cap Equity Fund	25bps
ClearBridge Mid Cap Growth Fund Permal Alternative Core Fund Western Asset Emerging Markets Debt Fund Western Asset Short Term Yield Fund	20bps

ClearBridge International Growth Fund
ClearBridge Small Cap Fund
ClearBridge Value Trust
Legg Mason BW Absolute Return Opportunities Fund
Legg Mason BW Diversified Large Cap Value Fund
Legg Mason BW Global Opportunities Bond Fund
Legg Mason BW International Opportunities Bond Fund
Legg Mason Opportunity Trust
QS Emerging Markets Fund
QS International Equity Fund
QS Strategic Real Return Fund
QS U.S. Small Capitalization Equity Fund

15bps
Western Asset Series of Fund:

Western Asset Core Bond Fund
Western Asset Core Plus Bond Fund
Western Asset Enhanced Equity Fund
Western Asset High Yield Fund
Western Asset Inflation Indexed Plus Bond Fund
Western Asset Intermediate Bond Fund
Western Asset Money Market Fund
Western Asset Total Return Unconstrained Fund
Western Asset US Govt Money Market Fund

5bps

Class I	Recordkeeping Fees Per Annum
Legg Mason Series of Funds:

ClearBridge Aggressive Growth Fund
ClearBridge All Cap Value Fund
ClearBridge Appreciation Fund
ClearBridge Dividend Strategy Fund
ClearBridge International Growth Fund
ClearBridge International Small Cap Fund

15bps

3

ClearBridge International Value Fund
ClearBridge Large Cap Growth Fund
ClearBridge Large Cap Value Fund
ClearBridge Mid Cap Fund
ClearBridge Mid Cap Growth Fund
ClearBridge Small Cap Fund
ClearBridge Small Cap Growth Fund
ClearBridge Small Cap Value Fund
ClearBridge Tactical Dividend Income Fund
ClearBridge Value Trust
Legg Mason BW Absolute Return Opportunities Fund
Legg Mason BW Diversified Large Cap Value Fund
Legg Mason BW Global Opportunities Bond Fund
Legg Mason BW International Opportunities Bond Fund
Legg Mason Opportunity Trust
Permal Alternative Core Fund
QS Conservative Growth Fund
QS Defensive Growth Fund
QS Emerging Markets Fund
QS Global Equity Fund
QS Growth Fund
QS International Equity Fund
QS Moderate Growth Fund
QS Strategic Real Return Fund
QS U.S. Large Cap Equity Fund
QS U.S. Small Capitalization Equity Fund
Western Asset Adjustable Rate Income Fund
Western Asset Corporate Bond Fund
Western Asset Emerging Markets Debt Fund
Western Asset Global High Yield Bond Fund
Western Asset Global Strategic Income Fund
Western Asset Mortgage Backed Securities Fund
Western Asset Short Duration High Income Fund
Western Asset Short-Term Bond Fund
Western Asset Short Term Yield Fund

Western Asset Series of Funds:

Western Asset Core Bond Fund
Western Asset Core Plus Bond Fund
Western Asset Enhanced Equity Fund
Western Asset High Yield Fund
Western Asset Inflation Indexed Plus Bond Fund
Western Asset Intermediate Bond Fund
Western Asset Money Market Fund
Western Asset Total Return Unconstrained Fund
Western Asset US Govt Money Market Fund

15bps

Class O	Recordkeeping Fees Per Annum
Legg Mason Series of Funds:
ClearBridge Large Cap Growth Fund	0bps

4

Class R	Recordkeeping Fees Per Annum
Legg Mason Series of Funds:

ClearBridge Aggressive Growth Fund
ClearBridge Appreciation Fund
ClearBridge Dividend Strategy Fund
ClearBridge Large Cap Growth Fund
ClearBridge Mid Cap Fund
ClearBridge Mid Cap Growth Fund
ClearBridge Small Cap Growth Fund

30bps

Legg Mason BW Absolute Return Opportunities Fund
Legg Mason BW Diversified Large Cap Value Fund
Legg Mason BW Global Opportunities Bond Fund
Legg Mason BW International Opportunities Bond Fund
QS Conservative Growth Fund
QS International Equity Fund
OS U.S. Large Cap Equity Fund

25bps

ClearBridge International Growth Fund
ClearBridge Small Cap Fund
ClearBridge Value Trust
Legg Mason Opportunity Trust
QS Emerging Markets Fund
QS Strategic Real Return Fund
QS U.S. Small Capitalization Equity Fund

20bps
Western Asset Series of Funds:
Western Asset Core Bond Fund Western Asset Core Plus Bond Fund Western Asset High Yield Fund Western Asset Inflation Indexed Plus Bond Fund Western Asset Intermediate Bond Fund	25bps

5

SEVENTH  AMENDMENT TO

RETAIL FUND PARTICIPATION AGREEMENT

This Seventh Amendment to Retail Fund Participation Agreement (“Amendment”) is entered into by and among Legg Mason Investor Services, LLC (the “Distributor” ), Hartford Life Insurance Company (the “Service Provider”) acting through its Administrator and attorney-in-fact, Massachusetts Mutual Life Insurance Company (“MassMutual”) and Hartford Securities Distribution Company, Inc. (“HSD”), collectively (the “Parties”).

WHEREAS, the Parties entered into a Retail Fund Participation Agreement dated December 16, 2002, as amended April 24, 2007, February 5, 2009, December 4, 2009, August 1, 2012, April 28, 2016 and August 26, 2016 (the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement;

WHEREAS, the Parties desire to amend the Agreement;

NOW, THEREFORE, in consideration of these premises and the terms and conditions set forth herein , the Parties agree as follows:

1.                                      Schedule B of this Amendment, attached hereto, supersedes and replaces in its entirety the Schedule B of the Agreement. Service Provider’s compensation will be as shown in Schedule B.

2.                                      Effectiveness of Payment Obligations. No compensation, fees or payment obligations contemplated by this Amendment will accrue until the date that the Amendment is executed by the Distributor.

3.                                      Other Terms. Other than the foregoing, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect and are ratified and confirmed in all respects by the Parties to this Amendment.

For the purpose of referring to this Amendment, the date of this Amendment shall be the date of acceptance by Legg Mason Investor Services, LLC.

Hartford Life Insurance Company,
By Massachusetts Mutual Life Insurance		Hartford Securities Distribution Company,
Company, Its Administrator		Inc.

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	Name:	[Redacted]
Title:	Senior Vice President	Title:	VP
Date:	12/1/2017	Date:	1/9/18

1

Legg Mason Investor Services, LLC		Western Asset Management Company
solely as a limited party for the purpose of approving
those fee payment obligations allocated to Distributor
on behalf of the Western Asset family of funds)

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	Names:	[Redacted]
Title:	Managing Director	Title:	Director
Date:	1/10/2018	Date:	1/17/2018

2

SCHEDULE B

All Funds shall pay 12b-1 fees in the amount as stated in each Fund’s then current prospectus.

Funds/Series of Funds	Recordkeeping Fees Per Annum (paid from Fund Assets)	Revenue Share Fees Per Annum (paid from Legg Mason Assets)	Total Fees Per Annum (Recordkeeping Fees plus Revenue Share Fees)

Class A
Legg Mason Series of Funds:

ClearBridge Aggressive Growth Fund
ClearBridge All Cap Value Fund
ClearBridge Appreciation Fund
ClearBridge Dividend Strategy Fund
ClearBridge International Small Cap Fund
ClearBridge International Value Fund
ClearBridge Large Cap Growth Fund
ClearBridge Large Cap Value Fund
ClearBridge Mid Cap Fund
ClearBridge Small Cap Growth Fund
ClearBridge Small Cap Value Fund
ClearBridge Tactical Dividend Income Fund
QS Global Equity Fund
QS U.S. Large Cap Equity Fund
Western Asset Adjustable Rate Income Fund
Western Asset Corporate Bond Fund
Western Asset Emerging Markets Debt Fund
Western Asset Global High Yield Bond Fund
Western Asset Global Strategic Income Fund
Western Asset Mortgage Backed Securities Fund
Western Asset Short Duration High Income Fund
Western Asset Short-Term Bond Fund

	20bps	l0bps	30bps

Legg Mason BW Absolute Return Opportunities Fund
Legg Mason BW Diversified Large Cap Value Fund
Legg Mason BW Global Opportunities Bond Fund
Legg Mason BW International Opportunities Bond Fund
QS Conservative Growth Fund
QS International Equity Fund

	20bps	5bps	25bps

ClearBridge International Growth Fund
ClearBridge Mid Cap Growth Fund
ClearBridge Small Cap Fund
ClearBridge Value Trust EnTrustPermal Alternative Core Fund
QS Defensive Growth Fund
QS Growth Fund
QS Moderate Growth Fund
QS Strategic Real Return Fund
QS U.S. Small Capitalization Equity Fund

	15bps	0bps	15bps

3

QS S&P 500 Index Fund	0bps	0bps	0bps
Western Asset Series of Funds:

Western Asset Core Bond Fund
Western Asset Core Plus Bond Fund
Western Asset High Yield Fund
Western Asset Inflation Indexed Plus Bond Fund
Western Asset Intermediate Bond Fund
Western Asset Total Return Unconstrained Fund

	20bps	5bps	25bps

Class Fl
Legg Mason Series of Funds:
ClearBridge Aggressive Growth Fund ClearBridge Appreciation Fund ClearBridge Dividend Strategy Fund ClearBridge Large Cap Growth Fund ClearBridge Small Cap Growth Fund QS U.S. Large Cao Equity Fund	20bps	5bps	25bps
ClcarBridge Mid Cap Growth Fund EnTrustPermal Alternative Core Fund Western Asset Emerging Markets Debt Fund Western Asset Short Term Yield Fund	20bps	0bps	20bps

ClearBridge International Growth Fund
ClearBridge Small Cap Fund
ClearBridge Value Trust
Legg Mason BW Absolute Return Opportunities Fund
Legg Mason BW Diversified Large Cap Value Fund
Legg Mason BW Global Opportunities Bond Fund
Legg Mason BW International Opportunities Bond Fund
QS international Equity Fund
QS Strategic Real Return Fund
QS U.S. Small Capitalization Equity Fund

	15bps	0bps	l5bps
Western Asset Series of Funds

Western Asset Core Bond Fund
Western Asset Core Plus Bond Fund
Western Asset Enhanced Equity Fund
Western Asset High Yield Fund
Western Asset Inflation Indexed Plus Bond Fund
Western Asset Intermediate Bond Fund
Western Asset Money Market Fund
Western Asset Total Return Unconstrained Fund
Western Asset US Govt Money Market Fund

	5bps	0bps	5bps

Class I
Legg Mason Series of Funds:
ClearBridge Aggressive Growth Fund ClearBridge All Cap Value Fund ClearBridge Appreciation Fund ClearBridge Dividend Strategy Fund ClearBridge International Growth Fund	15bps	0bps	15bps

4

ClearBridge International Small Cap Fund
ClearBridge International Value Fund
ClearBridge Large Cap Growth Fund
ClearBridge Large Cap Value Fund
ClearBridge Mid Cap Fund
ClearBridge Mid Cap Growth Fund
ClearBridge Small Cap Fund
ClearBridge Small Cap Growth Fund
ClearBridge Small Cap Value Fund
ClearBridge Tactical Dividend Income Fund
ClearBridge Value Trust
EnTrustPermal Alternative Core Fund
Legg Mason BW Absolute Return Opportunities Fund
Legg Mason BW Diversified Large Cap Value Fund
Legg Mason BW Global Opportunities Bond Fund
Legg Mason BW International Opportunities Bond Fund
QS Conservative Growth Fund
QS Defensive Growth Fund
QS Global Equity Fund
QS Growth Fund
QS International Equity Fund
QS Moderate Growth Fund
QS Strategic Real Return Fund
QS U.S. Large Cap Equity Fund
QS U.S. Small Capitalization Equity Fund
Western Asset Adjustable Rate Income Fund
Western Asset Corporate Bond Fund
Western Asset Emerging Markets Debt Fund
Western Asset Global High Yield Bond Fund
Western Asset Global Strategic Income Fund
Western Asset Mortgage Backed Securities Fund
Western Asset Short Duration High Income Fund
Western Asset Short Term Yield Fund
Western Asset Short-Term Bond Fund

Western Asset Series of Funds

Western Asset Core Bond Fund
Western Asset Core Plus Bond Fund
Western Asset Enhanced Equity Fund
Western Asset High Yield Fund
Western Asset Inflation Indexed Plus Bond Fund
Western Asset Intermediate Bond Fund
Western Asset Money Market Fund
Western Asset Total Return Unconstrained Fund
Western Asset US Govt Money Market Fund

	15bps	0bps	15bps

Class O
Legg Mason Series of Funds
ClearBridge Large Cap Growth Fund	0bps	0bps	0bps

5

Class R
Legg Mason Series of Funds:

ClearBridge Aggressive Growth Fund
ClearBridge Appreciation Fund
ClearBridge Dividend Strategy Fund
ClearBridge Large Cap Growth Fund
ClearBridge Mid Cap Fund
ClearBridge Mid Cap Growth Fund
ClearBridge Small Cap Growth Fund

	20bps	10bps	30bps

Legg Mason BW Absolute Return Opportunities Fund
Legg Mason BW Diversified Large Cap Value Fund
Legg Mason BW Global Opportunities Bond Fund
Legg Mason BW International Opportunities Bond Fund
QS Conservative Growth Fund
QS International Equity Fund
QS U.S. Large Cap Equity Fund

	20bps	5bps	25bps
ClearBridge International Growth Fund ClearBridge Small Cap Fund ClearBridge Value Trust QS Strategic Real Return Fund OS U.S . Small Capitalization Equity Fund	20bps	0bps	20bps
Western Asset Series of Funds:
Western Asset Core Bond Fund Western Asset Core Plus Bond Fund Western Asset High Yield Fund Western Asset Inflation Indexed Plus Bond Fund Western Asset Intermediate Bond Fund	20bps	5bps	25bps

6

EIGHTH AMENDMENT TO

RETAIL FUND PARTICIPATION AGREEMENT

This Eighth Amendment to Retail Fund Participation Agreement (“Amendment”) is entered into by and among Legg Mason Investor Services, LLC (the “Distributor”), Talcott Resolution Life Insurance Company (formerly named Hartford Life Insurance Company) (the  “Service  Provider”) acting through its Administrator and attorney-in-fact, Massachusetts Mutual Life Insurance Company (“MassMutual”) and Talcott Resolution Distribution Company, Inc. (formerly named Hartford Securities Distribution Company, Inc.) (“TRD”), collectively (the “Parties”).

WHEREAS, the Parties entered into a Retail Fund Participation Agreement dated December 16, 2002, as last amended January 10, 2018 (the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement;

WHEREAS, the Parties desire to amend the Agreement;

NOW, THEREFORE, in consideration of these premises and the terms and conditions set forth herein, the Parties agree as follows:

1. All references to Hartford Life Insurance Company shall be replaced with Talcott Resolution Life Insurance Company.

2.                                      All references to Hartford Securities Distribution Company, Inc. shall be replaced with Talcott Resolution Distribution Company, Inc.

3.                                      Schedule B of this Amendment, attached hereto, supersedes and replaces in its entirety the Schedule B of the Agreement. Service Provider’s compensation will be as shown in Schedule B.

4.                                      The following language is hereby added to Section 7 of the First Amendment to Retail Fund Participation Agreement dated April 24, 2007:

Service Provider, TRD and MassMutual also agree to provide any information about themselves (including Service Provider, TRD and MassMutual’s beneficial ownership) that may be requested by Distributor to fulfill Distributor’s know-your-customer and customer identification obligations.

5.                                      Notices. Notices required by this Agreement should be sent as follows:

Service Provider:                                                     Massachusetts Mutual Life Insurance Company

As Administrator for Talcott  Resolution  Life Insurance Company

100 Bright Meadow Blvd. Enfield, Connecticut 06082

Attention: RS Fund Operations, MIP M200-INVST

Telephone: (860) 562-2470

Facsimile: (860) 562-2283

with a copy to:

Law Department,  Retirement Services

1

Massachusetts Mutual Life Insurance

Company 100 Bright Meadow Blvd.

Enfield, Connecticut  06082

If to TRD:                                                                                       Talcott Resolution  Distribution Company,  Inc.

1 Griffin Road North

Windsor, CT 06095

Distributor:                                                                                   c/o Legg Mason

100 First Stamford Place, 5th Floor

Stamford, CT 06902

Attn:                    Business Implementation

Email: Contracts-BusinessDevelopmentGroup@leggmason.com

6.                                      Effectiveness of Pavment Obligations. No compensation, fees or payment obligations contemplated by this Amendment will accrue until the date that the Amendment is executed by the Distributor.

7.                                      Other Terms. Other than the foregoing, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect and are ratified and confirmed in all respects by the Parties to this Amendment.

For the purpose of referring to this Amendment, the date of this Amendment shall be the date of acceptance by Legg Mason Investor Services, LLC.

Talcott Resolution Life Insurance Company,
By Massachusetts Mutual Life Insurance		Talcott Resolution Distribution Company,
Company, Its Administrator		Inc.

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	Name:	[Redacted]
Title:	Head of Investment Solution Innovation	Title:	President & CEO
Date:	2//5/19	Date:	2/10/19

Legg Mason Investor Services, LLC		Western Asset Management Company
solely as a limited party for the purpose of approving those fee payment obligations allocated to Distributor on behalf of the Western Asset family of funds)

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	Name:	[Redacted]
Title:	Managing Director	Title:	Director
Date:	2/1/2019	Date:	2/1/2019

2

SCHEDULE B

All Funds shall pay l2b-l fees in the amount as stated in each Fund’s then current prospectus.

Funds/Series of Funds	Recordkeeping Fees Per Annum (paid from Fund Assets)	Revenue Share Fees Per Annum (paid from Legg Mason Assets)	Total Fees Per Annum (Recordkeeping Fees plus Revenue Share Fees)
Class A
Legg Mason Series of Funds:

ClearBridge Aggressive Growth Fund

ClearBridge All Cap Value Fund

ClearBridge Appreciation Fund

ClearBridge Dividend Strategy Fund

ClearBridge International Small Cap Fund

ClearBridge International Value Fund

ClearBridge Large Cap Growth Fund

ClearBridge Large Cap Value Fund

ClearBridge Mid Cap Fund
ClearBridge Small Cap Growth Fund

ClearBridge Small Cap Value Fund

ClearBridge Tactical Dividend Income Fund

QS Global Equity Fund
QS U.S. Large Cap Equity Fund
Western Asset Adjustable Rate Income Fund

Western Asset Corporate Bond Fund

Western Asset Emerging Markets Debt Fund

Western Asset Global High Yield Bond Fund

Western Asset Income Fund
Western Asset Mortgage Backed Securities Fund
Western Asset Short Duration High Income Fund

Western Asset Short-Term Bond Fund

	20bps	10bps	30bps

BrandywineGLOBAL - Diversified US Large Cap Value Fund
BrandywineGLOBAL - Global Opportunities Bond Fund
BrandywineGLOBAL - Global Unconstrained Bond Fund

BrandywineGLOBAL - International Opportunities Bond Fund
QS Conservative Growth Fund
QS International Equity Fund

	20bps	5bps	25bps
ClearBridge International Growth Fund ClearBridge Mid Cap Growth Fund ClearBridge Small Cap Fund ClearBridge Value Trust EnTrustPermal Alternative Core Fund	15bps	0bps	15bps

3

QS Defensive Growth Fund QS Growth Fund QS Moderate Growth Fund QS Strategic Real Return Fund QS U.S. Small Capitalization Equity Fund
QS S&P 500 Index Fund	0bps	0bps	0bps
Western Asset Series of Funds:

Western Asset Core Bond Fund
Western Asset Core Plus Bond Fund
Western Asset High Yield Fund
Western Asset Inflation Indexed Plus Bond Fund
Western Asset Intermediate Bond Fund
Western Asset Total Return Unconstrained Fund

	20bps	5bps	25bps

Class FI
Legg Mason Series of Funds:
ClearBridge Aggressive Growth Fund ClearBridge Appreciation Fund ClearBridge Dividend Strategy Fund ClearBridge Large Cap Growth Fund ClearBridge Small Cap Growth Fund QS U.S. Large Cap Equity Fund	20bps	5bps	25bps
ClearBridge Mid Cap Growth Fund EnTrustPermal Alternative Core Fund Western Asset Emerging Markets Debt Fund Western Asset Short Term Yield Fund	20bps	0bps	20bps

BrandywineGLOBAL - Diversified US Large Cap Value Fund
BrandywineGLOBAL - Global Opportunities Bond Fund
BrandywineGLOBAL - Global Unconstrained Bond Fund BrandywineGLOBAL - International Opportunities Bond Fund
ClearBridge International Growth Fund
ClearBridge Small Cap Fund

ClearBridge Value Trust
QS International Equity Fund

QS Strategic Real Return Fund
QS U.S. Small Capitalization Equity Fund

	l5bps	0bps	15bps
Western Asset Series of Funds:

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset Enhanced Equity Fund

Western Asset High Yield Fund
Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund
Western Asset Money Market Fund
Western Asset Total Return Unconstrained Fund
Western Asset US Govt Money Market Fund

	5bps	0bps	5bps

4

Class I
Legg Mason Series of Funds:

BrandywineGLOBAL - Diversified US Large Cap Value Fund
BrandywineGLOBAL - Global Opportunities Bond Fund

BrandywineGLOBAL - Global Unconstrained Bond Fund

BrandywineGLOBAL - International Opportunities Bond Fund
ClearBridge Aggressive Growth Fund
ClearBridge All Cap Value Fund
ClearBridge Appreciation Fund
ClearBridge Dividend Strategy Fund
ClearBridge International Growth Fund
ClearBridge International Small Cap Fund
ClearBridge International Value Fund
ClearBridge Large Cap Growth Fund
ClearBridge Large Cap Value Fund
ClearBridge Mid Cap Fund
ClearBridge Mid Cap Growth Fund
ClearBridge Small Cap Fund
ClearBridge Small Cap Growth Fund
ClearBridge Small Cap Value Fund
ClearBridge Tactical Dividend Income Fund
ClearBridge Value Trust
EnTrustPermal Alternative Core Fund
QS Conservative Growth Fund
QS Defensive Growth Fund
QS Global Equity Fund
QS Growth Fund
QS International Equity Fund
QS Moderate Growth Fund
QS Strategic Real Return Fund
QS U.S. Large Cap Equity Fund
QS U.S. Small Capitalization Equity Fund
Western Asset Adjustable Rate Income Fund
Western Asset Corporate Bond Fund
Western Asset Emerging Markets Debt Fund
Western Asset Global High Yield Bond Fund
Western Asset Income Fund
Western Asset Mortgage Backed Securities Fund
Western Asset Short Duration High Income Fund
Western Asset Short Term Yield Fund
Western Asset Short-Term Bond Fund

	15bps	0bps	15bps
Western Asset Series of Funds:
Western Asset Core Bond Fund Western Asset Core Plus Bond Fund Western Asset Enhanced Equity Fund Western Asset High Yield Fund Western Asset Inflation Indexed Plus Bond Fund	15bps	0bps	15bps

5

Western Asset Intermediate Bond Fund Western Asset Money Market Fund Western Asset Total Return Unconstrained Fund Western Asset US Govt Money Market Fund

Class IS
Legg Mason Series of Funds	No compensation	No compensation	No compensation
Western Asset Series of Funds	No compensation	No compensation	No compensation

Class O
Legg Mason Series of Funds:
ClearBridge Large Cap Growth Fund	0bps	0bps	0bps

Class R
Legg Mason Series of Funds:

ClearBridge Aggressive Growth Fund
ClearBridge Appreciation Fund
ClearBridge Dividend Strategy Fund
ClearBridge Large Cap Growth Fund
ClearBridge Mid Cap Fund
ClearBridge Mid Cap Growth Fund
ClearBridge Small Cap Growth Fund

	20bps	I0bps	30bps

BrandywineGLOBAL - Diversified US Large Cap Value Fund
BrandywineGLOBAL - Global Opportunities Bond Fund
BrandywineGLOBAL - Global Unconstrained Bond Fund
BrandywineGLOBAL - International Opportunities Bond Fund
QS Conservative Growth Fund
QS International Equity Fund
QS U.S. Large Cao Equity Fund

	20bps	5bps	25bps
ClearBridge International Growth Fund ClearBridge Small Cap Fund ClearBridge Value Trust QS Strategic Real Return Fund QS U.S. Small Capitalization Equity Fund	20bps	0bps	20bps
Western Asset Series of Funds:
Western Asset Core Bond Fund Western Asset Core Plus Bond Fund Western Asset High Yield Fund Western Asset Inflation Indexed Plus Bond Fund Western Asset Intermediate Bond Fund	20bps	5bps	25bps

6